                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                 APRIL 19, 1999


                             MACK-CALI REALTY, L.P.
          ----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
          ----------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         333-57103                                      22-3315804
    ---------------------                           -------------------
    (Commission File No.)                            (I.R.S. Employer
                                                    Identification No.)

                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
          ----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (908) 272-8000
          ----------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

         Mack-Cali Realty, L.P. is managed by Mack-Cali Realty Corporation, as its sole general partner. On April 19, 1999, Mack-Cali Realty Corporation announced the following changes in the membership of its Board of Directors and the identities, titles and responsibilities of its executive officers:

      1. Thomas A. Rizk resigned from the Board of Directors, the Executive Committee of the Board of Directors, his position as Chief Executive Officer and as an employee of Mack-Cali Realty Corporation;

      2. Mitchell E. Hersh resigned from his positions as President and Chief Operating Officer of Mack-Cali Realty Corporation and was appointed Chief Executive Officer of Mack-Cali Realty Corporation;

      3. Timothy M. Jones resigned from his position as Executive Vice President of Mack-Cali Realty Corporation and was appointed President of Mack-Cali Realty Corporation, remaining as Chief Investment Officer of Mack-Cali Realty Corporation; and

      4. Brant B. Cali was appointed to the Board of Directors of Mack-Cali Realty Corporation to fill the remainder of Thomas A. Rizk's term as a Class III Director and also was appointed Chief Operating Officer of Mack-Cali Realty Corporation, remaining as Executive Vice President of Mack-Cali Realty Corporation.

         In connection with the aforementioned changes to the membership of the Board of Directors and executive officers of Mack-Cali Realty Corporation, Mack-Cali Realty, L.P. hereby files the documents listed below:


         EXHIBIT               DOCUMENT
         -------               --------
         10.1                  Settlement Agreement dated April 18, 1999 by and
                               among Mack-Cali Realty Corporation and
                               Thomas A. Rizk.

         20.1 Press Release of Mack-Cali Realty Corporation dated April 19, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MACK-CALI REALTY, L.P.

                             By:      Mack-Cali Realty Corporation,
                                      its general partner


Date:  April 19, 1999        By: /s/ ROGER W. THOMAS
                                 ------------------------------
                                 Roger W. Thomas
                                 Executive Vice President, General Counsel
                                 and Secretary

                                  EXHIBIT INDEX


         EXHIBIT              DOCUMENT
         -------              --------
         10.1                 Settlement Agreement dated April 18, 1999 by and
                              among Mack-Cali Realty Corporation and
                              Thomas A. Rizk.

         20.1 Press Release of Mack-Cali Realty Corporation dated April 19, 1999.
